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Exhibit 10(g)(1)

CONVERTIBLE NOTE PURCHASE AGREEMENT

        THIS AGREEMENT, dated as of November 21, 2001, is entered into by and among CDEX, Inc., a Nevada corporation (the "Company"), and Mr. Robert Stewart (the "Investor").

        The Company and the Investor have agreed that the Company will issue and sell to the Investor from time to time Convertible Promissory Notes in the form of Exhibit A attached hereto (each a "Note" and collectively the "Notes"), convertible into the Company's Common Stock (as defined below), as more fully set forth below.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

        SECTION 1.    Authorization of Notes.

        (a)  Prior to the Initial Closing (as defined in Section 3), the Company shall have authorized the issuance and sale of a two year Note in an original principal amount of One Hundred Twenty Five Thousand and No/100 ($125,000.00) (the "Initial Note").

        (b)  The Initial Note shall initially be convertible into 250,000 shares of the Company's Common Stock (the "Common Stock"), all as set forth in the Note.

        (c)  After the Closing, Investor agrees to loan to the Company additional funding in the amount of Two Hundred Fifty Thousand and No/100 ($250,000), in the amounts of One Hundred Twenty Five Thousand and No/100 ($125,000.00) per advance on January 1, 2002 and February 1, 2002. (hereinafter independently or collectively a "Subsequent Advance"). Investor will notify Company within fifteen days (15) of Initial Closing of its election not to provide funds under such advance. Funds available under the Subsequent Advance may be borrowed for a two year period only at the scheduled times. Any amounts not borrowed against the available credit under any particular advance will not roll forward to another advance.

        (d)  The Initial Note, and each Subsequent Advance shall be evidenced by one or more two-year promissory Notes of the Company, which Promissory Note shall be in the form of the Note attached hereto as Exhibit A.

        (e)  The obligations of the Investor as set forth herein are subject to the satisfaction of each of the following conditions and the date on which such shall occur shall be the closing hereunder ("Closing"): (i) all closing conditions set forth in Section 7 hereof; (ii) Malcolm Philips shall remain President and Chief Executive Officer of the Company and Dr. Wade Poteet shall remain a consultant to or be an employee of the Company; and (iii) any shares of the Company's common stock held by or under the control of Rodney Boone or Mark Baker, current directors of Loch Harris, Inc., shall be either converted to non-voting shares of the Company or proxies for the voting of such shares have been provided to the Board of Directors of CDEX.

        SECTION 2.    Sale and Issuance of the Initial Note.

        At the Initial Closing, the Company shall sell and issue to the Investor, and the Investor shall purchase and acquire from the Company, upon the terms and conditions set forth herein, the Initial Note in the original principal amount of $125,000.

        SECTION 3.    Closing of Sale of Notes.

        (a)  The initial closing with respect to the transactions contemplated hereby (the "Initial Closing") shall take place at the offices of Hogan & Hartson, 555 Thirteenth Street, N.W., Washington, D.C. 20004 or such other place mutually agreed on November 16, 2001, or such other date as the parties hereto shall agree. At the Initial Closing, the Investor who shall purchase a Note hereunder shall deliver to the Company two executed Signature Pages in the form annexed to this Agreement, completed and executed by the Investor, together with payment by certified or bank check or by wire transfer for the Initial Note to be purchased by the Investor, as set forth on such Signature Page.

        (b)  As of the date of the Initial Closing, the Company shall issue and deliver to the Investor an executed Initial Note in the form of Exhibit A attached hereto in the original principal amount of $125,000. The Investor shall be issued such Initial Note upon the receipt by the Company of consideration that equals the original principal amount of such Initial Note by check drawn on good funds or wire transfer of funds to the account of the Company. The rights of the Investor with respect to the Investor's Initial Note shall be as set forth in the Note and this Agreement.

        (c)  At each Closing for a Subsequent Advance, such Closing shall take place in the office of Investor's counsel if determined by Investor, or at such other place as the parties agree ("Subsequent Closing Date"). At each Closing on a Subsequent Closing Date, the Company shall execute and deliver or cause the execution and delivery of a Note.

        SECTION 4.    Authorization and Reservation of Common Stock.

        In the event that any Note is to be converted into shares of Common Stock in accordance with its terms, the Company shall reserve for issuance the number of shares of its authorized but unissued shares of its Common Stock, par value $.001 per share, into which the Note shall be convertible, and to that end, if necessary, shall cause its Certificate of Incorporation to be amended to increase the number of authorized shares of such Common Stock so as to include therein the number of shares of Common Stock so reserved.

        SECTION 5.    Representations and Warranties of the Company to the Investor.

        The Company hereby represents and warrants to the Investor as follows:

        (a)    Organization.    The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Nevada and has all requisite corporate power and authority to own and lease its property and to carry on its business as presently conducted.

        (b)    Capitalization.

            (i)  As of the Initial Closing the authorized capital stock of the Company shall consist of 200,000,000 shares of Common Stock, of which 78,430,000 shares shall be issued and outstanding. As of the Initial Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Initial Note. As of the date hereof, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to the Certificate of Incorporation. As of the Initial Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (ii)  There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Notes hereunder or the issuance of the Common Stock upon conversion of the Notes. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of the Notes, and the offer, sale and issuance of the Notes hereunder do not require registration under the Securities Act or any applicable state securities laws.

        (c)    Authorization of this Agreement and the Notes.    The execution, delivery and performance by the Company of this Agreement and the Notes and of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company. Each of this Agreement and the Initial Note (and when issued, the subsequent Notes) has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement and the Notes, and the compliance with the provisions hereof and thereof by the Company, will not:

            (i)  violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

          (ii)  conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (A) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (B) the Company's Certificate of Incorporation, or (C) the Company's By-laws; or

          (iii)  result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company.

        (d)    Consents and Approvals.    No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) is required for the valid authorization, execution, delivery and performance by the Company of this Agreement or the Notes. The Company has obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby.

        (e)    Securities Laws.    Based on the representations of the Investor set forth in Section 6 of this Agreement, the offer, sale and issuance of the Note will not be in violation of the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

        SECTION 6.    Representations and Warranties of the Investor to the Company.

        The Investor represents and warrants to the Company as follows:

        (a)  The Investor is purchasing the Note(s) being purchased by the Investor, and if and when the Note(s) are converted will acquire the shares of the Company's Common Stock issuable upon conversion thereof in each case for investment for the account of the Investor and not for the account of any other person, and not with a view toward resale or other distribution thereof. The Investor understands that the Notes being purchased by the Investor have not been, and when issued, the shares of the Company's Common Stock issuable upon conversion thereof, will not be registered under the Securities Act and applicable state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, the Notes and all certificates evidencing any of the shares of the Company's Common Stock issuable upon conversion thereof, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED

  WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

        The Investor understands and agrees that the Company does not have any present intention and is under no obligation to register the Notes, the shares of the Company's Common Stock issuable upon conversion thereof, whether upon initial issuance or upon any transfer thereof under the Securities Act and applicable state securities laws, and that Rule 144 may not be available as a basis for exemption from registration.

        (b)  The Investor or the Investor's representative, during the course of this transaction and prior to the purchase of the Notes being purchased by the Investor hereunder, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering, and to obtain any additional information or documents relative to the Company, its business and an investment in the Company necessary to verify the accuracy of information provided by the Company relative to the business of the Company. The Investor or the Investor's representative has received and read or reviewed, and is familiar with, this Agreement and all such additional information and documents requested by the Investor.

        (c)  The Investor or the Investor's representative is capable of evaluating the merits and risks of the purchase of the Notes. The Investor has the capacity to protect his or her own interests in connection with the purchase of the Notes by reason of the Investor's business or financial experience or the business or financial experience of his or her representative (who is unaffiliated with and who is not compensated by the Company or any affiliate, directly or indirectly).

        (d)  The purchase of the Notes by the Investor is consistent with his or her general investment objectives and the Investor understands that the purchase of each Note involves a high degree of risk and there is now no established market for the Company's capital stock and there is no assurance that any public market for such stock will develop. The Investor has no present need for liquidity in connection with its purchase of the Notes being purchased by him or her hereunder. The Investor can bear the economic risks of this investment and can afford a complete loss of its investment.

        (e)  The Investor understands that the Offering is limited solely to "accredited investors," as that term is defined under Regulation D of the Securities Act. The Investor represents and warrants to the Company that the Investor is an accredited investor. The Investor acknowledges that he or she is an accredited investor and that the Investor is a resident of the state listed in the address on the Investor's signature page hereto, or if the Investor is an entity, that the principal place of business of the Investor is in the state listed in such address.

        (f)    No person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Investor or by any agent of the Investor.

        SECTION 7.    Closing Conditions.

        (a)    Conditions to Obligations of the Investor.    It shall be a condition precedent to the obligations of the Investor hereunder to be performed at the Initial Closing and at each subsequent Closing that:

            (i)  All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained.

          (ii)  All consents, permits, approvals, qualifications and/or registrations required to be obtained or effected prior to the Initial Closing or any subsequent closing under any applicable state securities or "blue sky" laws of any jurisdiction shall have been obtained or effected.

          (iii)  The Investor shall have received the duly executed Note upon receipt by the Company from the Investor of the consideration for the Note set forth in Section 3(a) or 3(c) above, as applicable.

          (iv)  All representations and warranties of the Company shall be accurate, correct and complete on the date of execution of this Agreement.

        (b)    Conditions to Obligations of the Company.    It shall be a condition precedent to the obligations of the Company hereunder to be performed at the Initial Closing and at each subsequent Closing that:

            (i)  The Company shall have received the check, wire transfer and/or other funds or consideration described in Section 3(a) above to be delivered to the Company in consideration of the issuance of such Note.

          (ii)  All representations and warranties of the Investor shall be accurate, correct and complete on the date hereof.

        SECTION 8    Piggyback Registration Rights.

        (a)  In the event that the Company completes an initial public offering of shares of its Common Stock or enters into a registration rights agreement with any investor in the Company, then the Company shall provide the Investor and its assignee(s) with piggyback registration rights on terms reasonably acceptable to the Investor with respect to the shares of the Common Stock, if any, acquired by the Investor upon conversion of the Notes.

        SECTION 9    General Provisions.

        (a)    Remedies.    In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

        (b)    Successors and Assigns.    Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company and the Investor and the respective permitted successors and assigns of the Investors and the permitted successors and assigns of the Company. The Investor may assign his rights under this Agreement, in whole or in part, to up to one or more accredited investors (as such term is defined in Regulation D under the Securities Act).

        (c)    Entire Agreement.    This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

        (d)    Changes.    The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by duly authorized representatives of the Company and the Investors. Notwithstanding the foregoing, any of the terms and conditions of all of the Notes may be changed or amended, and any right of the holders of all of the Note(s) may be waived, with the written consent of the holders of at least sixty percent (60%) in original principal amount of the Note(s).

        (e)    Counterparts.    This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts each of which, when so executed and delivered, shall be an original but all of which together shall constitute one and the same instrument. The execution and delivery to the Company of a Signature Page in the form annexed to this Agreement by any Investor who shall previously have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by the Investor.

        (f)    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        (g)    GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH (A) THE LAW OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, AND (B) THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CORPORATIONS ORGANIZED UNDER THE LAWS OF SUCH STATE.

        (h)    Nouns and Pronouns.    Whenever the context may require, the singular form of names and pronouns shall include the plural and visa-versa.

        (i)    Arbitration of Claims.    If any dispute arises between the parties pursuant to this Agreement or the Note, the parties hereto shall first meet in good faith in order to attempt to resolve such dispute. In the event that the parties are unable to resolve such dispute within 30 days after written notice of such claim, the parties agree to submit to arbitration, in accordance with these provisions, any disputed claim or controversy arising from or related to this Agreement or the Note. The parties further agree that the arbitration process agreed upon herein shall be the exclusive means for resolving all disputes made subject to arbitration herein, but that no arbitrator shall have authority to expand the scope of these arbitration provisions. Any arbitration hereunder shall be conducted under the commercial arbitration rules of the American Arbitration Association (AAA). Either party may invoke arbitration procedures herein by written notice for arbitration containing a statement of the matter to be arbitrated. The parties shall then have fourteen (14) days in which they may identify a mutually agreeable, neutral arbitrator. After the fourteen (14) day period has expired, the parties shall prepare and submit to the AAA a joint submission, with each party to contribute half of the appropriate administrative fee. In the event the parties cannot agree upon a neutral arbitrator within fourteen (14) days after written notice for arbitration is received, their joint submission to the AAA shall request arbitrators who are practicing attorneys with professional experience in the field of corporate law, and the parties shall attempt to select an arbitrator from the panel according to AAA procedures; provided, however, that in the event the parties cannot agree, the AAA shall appoint an arbitrator. Unless otherwise agreed by the parties, the arbitration hearing shall take place in the Washington, D.C. metropolitan area, at a place designated by the AAA. All arbitration procedures hereunder shall be confidential. Each party shall be responsible for its costs incurred in any arbitration, and the arbitrator shall not have authority to include all or any portion of said costs in an award regardless of which party prevails. The arbitrator may include equitable relief. The decision of the arbitrator shall be rendered not later than 30 days following the hearing. Any arbitration awarded shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. Any determination of the arbitrator shall be binding upon the parties. Either party may apply to any court having jurisdiction for judicial confirmation of any determination by the arbitrator and for an order of enforcement of such decision.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CDEX, INC.
By:

Name:

Title:

INVESTOR:
[See Attached Signature Page]

SIGNATURE PAGE TO
CONVERTIBLE NOTE PURCHASE AGREEMENT

        By execution of this Signature Page, the undersigned Investor agrees to be bound by the provisions of the Convertible Note Purchase Agreement (the "Note Purchase Agreement") and the undersigned hereby authorizes the Company to append this Signature Page to a counterpart of the Note Purchase Agreement as evidence thereof. The undersigned hereby subscribes for the purchase of a Note (as defined in the Note Purchase Agreement) in the original principal amount specified below. Pursuant to Section 6(e) above, the undersigned represents and warrants that the undersigned is an "accredited investor" under Regulation D of the Securities Act by reason of the qualifications described opposite the checked box.

[Signature Block For Individuals]	[Signature Block For Entities]

(Signature)	(Name of Entity)

By:

(Printed Name)	Printed Name:

Title"

Address:	Address:

Telephone No:	Telephone No:

The Investor must include the subscription amount here:
Original Principal Amount of Note Subscribed For: $______________

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  Exhibit 10(g)(1)
CONVERTIBLE NOTE PURCHASE AGREEMENT
SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT